UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

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AUBURN NATIONAL BANCORPORATION, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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April 12, 2019

TO OUR SHAREHOLDERS:

You are cordially invited to attend the Annual Meeting of Shareholders of Auburn National Bancorporation, Inc., to be held at the AuburnBank Center, 132 North Gay Street, Auburn, Alabama, on May 14, 2019, at 3:00 p.m., Local Time (collectively, with any adjournments or postponements thereof, the “Meeting”).

The Notice of Meeting, Proxy Statement, Proxy, and our 2018 Annual Report to Shareholders are enclosed. We hope you can attend and vote your shares in person. In any case, please complete the enclosed Proxy and return it to us. This action will ensure that your preferences will be expressed on the matters that are being considered. If you attend the Meeting, you may vote your shares in person even if you have previously returned your Proxy.

Prior to the meeting, a reception will be held from 2:30 p.m. to 3:00 p.m. in the AuburnBank Center. We hope you can join us!

We thank you for your support this past year, and we encourage you to review our Annual Report. If you have any questions about the Proxy Statement or the Annual Report, please call or write us.

Sincerely,

/s/ Robert W. Dumas
Robert W. Dumas
Chairman of the Board,
President and CEO

AUBURN NATIONAL BANCORPORATION, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 14, 2019

Notice is hereby given that the 2019 Annual Meeting of Shareholders of Auburn National Bancorporation, Inc. (the “Company”) will be held at the AuburnBank Center, 132 North Gay Street, Auburn, Alabama, on Tuesday, May 14, 2019, at 3:00 p.m., Local Time (collectively, with any adjournments or postponements thereof, the “Meeting”), for the following purposes:

1.	Election of Directors. To elect 10 directors to the Board of Directors for one-year terms;

2.

Advisory Vote on Executive Compensation. To approve, on a non-binding, advisory basis, the compensation of the Company’s “named executive officers” as disclosed in the proxy statement that accompanies this notice;

3.

Frequency of Advisory Vote on Executive Compensation. To recommend, on a non-binding, advisory basis, the frequency (every one, two or three years) of shareholder votes to approve, on a non-binding, advisory basis, the compensation of the Company’s “named executive officers”; and

4.	Other Business. To transact such other business as may properly come before the Meeting.

Only shareholders of record at the close of business on March 15, 2019, are entitled to notice of and to vote at the Meeting. All shareholders, whether or not they expect to attend the Meeting in person, are requested to complete, date, sign and return the enclosed Proxy in the accompanying envelope.

Also enclosed is a copy of the Company’s 2018 Annual Report.

By Order of the Board of Directors,

/s/ C. Wayne Alderman
C. Wayne Alderman
Secretary

April 12, 2019

PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY TO THE TRANSFER AGENT IN THE ENVELOPE PROVIDED.    IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON BY WRITTEN BALLOT IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SHAREHOLDER MEETING TO BE HELD ON TUESDAY, MAY 14, 2019

THE PROXY STATEMENT AND ANNUAL REPORT TO SHAREHOLDERS

ARE AVAILABLE AT WWW.AUBNPROXY.COM

AND OUR COMPANY’S WEBSITE WWW.AUBURNBANK.COM

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

OF

AUBURN NATIONAL BANCORPORATION, INC.

TO BE HELD MAY 14, 2019

General

This Proxy Statement is being furnished to the shareholders of Auburn National Bancorporation, Inc. (the “Company”), a Delaware corporation registered as a bank holding company under the Bank Holding Company Act of 1956, as amended (the “BHC Act”), in connection with the solicitation of proxies by the Company’s Board of Directors from holders of the outstanding shares of the Company’s $.01 par value Common Stock (“Common Stock”) for the 2019 Annual Meeting of Shareholders of the Company (collectively, with any adjournments or postponements, the “Meeting”). Unless the context otherwise requires, the term “Company” includes the Company’s subsidiary, AuburnBank (the “Bank”). The Company’s Common Stock is listed on the Nasdaq Global Market under the symbol “AUBN.”

The Meeting is being held to consider and vote upon: (i) the election of 10 directors to the Board of Directors; (ii) on a non-binding, advisory basis, the compensation of the Company’s “named executive officers” (defined below) as disclosed in this Proxy Statement (a “say-on-pay proposal”); (iii) on a non-binding, advisory basis, the frequency (every one, two, or three years) of say-on-pay proposals (the “say-on-frequency proposal”); and (iv) such other matters as may properly come before the Meeting.

The Company’s Board of Directors knows of no business that will be presented for consideration at the Meeting other than the matters described in this Proxy Statement.

This Proxy Statement and the Proxy are first being mailed on or about April 12, 2019, to Company shareholders of record as of the close of business on March 15, 2019 (the “Record Date”). The Company’s 2018 Annual Report (the “Annual Report”), including financial statements for the fiscal year ended December 31, 2018, accompanies this Proxy Statement.

Each shareholder is entitled to one vote on each proposal for each share of Common Stock held as of the Record Date. In determining whether a quorum exists at the Meeting for purposes of all matters to be voted on, all votes “for” or “against,” as well as all abstentions (including votes to withhold authority to vote in certain cases), will be counted as shares present, and a quorum will exist if a majority of the shares outstanding and entitled to vote at the meeting are present. Under Delaware law, the vote required for the election of directors is a plurality of the votes cast by the shares present, in person or by proxy, at the Meeting, provided a quorum is present. Consequently, with respect to the election of directors, abstentions and broker non-votes will not be counted in determining whether the proposal has received the requisite number of votes for approval. The say-on-pay proposal and the say-on-frequency proposal included on the ballot are only non-binding, advisory votes. This means that the Board of Directors will not be required to take any action on these matters regardless of the number of shares voted in favor of or against either proposal. However, the Board of Directors wants to understand the view of the Company’s shareholders on the Company’s executive compensation program, so your consideration and vote on these matters will be taken seriously by the Board of Directors. For both the say-on-pay proposal and the say-on-frequency proposal, the votes that shareholders cast for the proposals must exceed the number of votes cast against the proposals to pass. Abstentions and broker non-votes will not be counted in determining whether the proposals received the requisite number of votes for approval. Unless otherwise required by the Company’s Certificate of Incorporation or Amended and Restated Bylaws (“Bylaws”), or by the Delaware General Corporation Law or other applicable law, any other proposal that is properly brought before the Meeting will require approval by the affirmative vote of a majority of all votes cast at the Meeting with respect to such proposal. With respect to any such proposal, abstentions and broker non-votes will not be counted in determining whether such proposal has received the requisite number of votes for approval.

The Company’s principal executive offices are located at 100 N. Gay Street, Auburn, Alabama 36830, and its telephone number is (334) 821-9200. The Company maintains an internet website at www.auburnbank.com.

Record Date, Solicitation and Revocability of Proxies

The Record Date for the Meeting has been set as the close of business on March 15, 2019. Accordingly, only holders of record of shares of Common Stock on the Record Date will be entitled to vote at the Meeting. At the close of business on such date, there were approximately 3,581,485 shares of Common Stock issued and outstanding, which were held by approximately 384 shareholders of record.

Shares of Common Stock represented by a properly executed Proxy, if such Proxy is received in time and is not revoked, will be voted at the Meeting in accordance with the instructions indicated in such Proxy. If you properly execute and return your Proxy but do not indicate any voting instructions with respect to one or more matters to be voted upon at the Meeting, or if your voting instructions are unclear, your shares will be voted in accordance with the recommendation of the Board of Directors as to all such matters. Specifically, your shares will be voted FOR the election of all director nominees, FOR the advisory approval of the say-on-pay proposal, FOR the advisory recommendation of the say-on-frequency proposal, as well as in the discretion of the persons named as proxies on all other matters that may properly come before the Meeting.

A shareholder who has given a Proxy may revoke it at any time prior to its exercise at the Meeting by either (i) giving written notice of revocation to the Company’s Secretary, (ii) properly submitting to the Company a duly executed Proxy bearing a later date, or (iii) appearing in person at the Meeting and voting in person by written ballot. All written notices of revocation or other communications with respect to revocation of Proxies should be addressed as follows: Auburn National Bancorporation, Inc., P.O. Box 3110, Auburn, Alabama 36831-3110, Attention: C. Wayne Alderman, Secretary.

Proxy Solicitation Costs

The cost of soliciting Proxies for the Meeting will be paid by the Company. The Company’s officers may also solicit proxies by telephone or otherwise, but will not receive additional compensation for these activities. In addition to the solicitation of shareholders of record by mail, telephone, facsimile, or personal contact, the Company may also make arrangements with brokers, dealers, banks, or voting trustees or their nominees who can be identified as record holders of Common Stock to forward this proxy statement and the 2018 Annual Report to beneficial owners of Common Stock. The Company will reimburse them for the reasonable expenses in connection with these services.

PROPOSAL #1 – ELECTION OF DIRECTORS

General

Ten persons have been nominated to serve on the Company’s Board of Directors for one-year terms of office expiring at the Company’s next scheduled annual meeting of shareholders and until their successors have been elected and qualified. All of the nominees for director are presently directors of the Company.

Proxies cannot be voted for a greater number of persons than the number of nominees specified herein. Cumulative voting for directors is not permitted. All shares represented by valid Proxies received and not revoked before they are exercised will be voted in the manner specified therein. If no specification is made, the Proxies will be voted for the election of the ten nominees listed below. In the unanticipated event that any nominee is unable to serve, the persons designated as proxy holders will cast votes for the remaining nominees and for such other replacements as may be nominated by the Company’s Board of Directors.

The nominees have been nominated by the Company’s Board of Directors based on the recommendation of the Nominating and Corporate Governance Committee, and the Board unanimously recommends a vote “FOR” the election of all ten nominees listed below.

Information about Nominees for Director

The following table sets forth the name and age of each nominee for director, a brief description of his or her principal occupation and business experience, certain other directorships and how long he or she has been a director for the Company or the Bank. In addition, we have also provided a brief discussion of the specific experience, qualifications, attributes or skills that led to the Nominating Committee’s conclusion that the nominee should serve as one of our directors. Except for Robert W. Dumas, President and CEO of the Company and the Bank, none of the nominees is employed by the Company or the Bank or any entity that is an affiliate of the Company or the Bank.

Name, Principal Occupation, Business Experience, Age, Directorships and Qualifications	Director Since

C. Wayne Alderman	2004

Dean and Professor Emeritus, former Dean of Enrollment Services and former Dean, College of Business, Auburn University; former Director of Financial Operations of the Bank from 2000 to 2007; employed by Auburn University since 1979. Dr. Alderman is 68.

Dr. Alderman, a certified public accountant and former Torchmark Professor of Accounting at Auburn University, brings strategic planning expertise, public accounting and risk and general management knowledge to the Board. He also brings valuable insight and banking knowledge as a result of his service as the Bank’s Director of Financial Operations from 2000 to 2007, in addition to serving as a director of the Bank since 1993.

Terry W. Andrus	1998

Retired President and Chief Executive Officer of the East Alabama Medical Center from 1984 to 2018; Director of 340B Health, Former Director of Blue Cross/Blue Shield of Alabama. Mr. Andrus is 67.

Mr. Andrus brings executive decision-making, financial expertise, and business-building skills from his past service as the Chief Executive Officer of a regional hospital. Mr. Andrus also has served as Chairman of the Alabama Hospital Association. He possesses banking knowledge through his service as a director of the Bank since 1991.

Name, Principal Occupation, Business Experience, Age, Directorships and Qualifications	Director Since

J. Tutt Barrett	2010

Mr. Barrett is a senior partner in the law firm of Dean & Barrett, located in Opelika, Alabama, where he has worked since 1992. Mr. Barrett is 67.

Mr. Barrett brings a wealth of legal and risk management skills to the Board. He also provides governance skills and experience gained through his service on the boards of various charitable organizations. In addition, Mr. Barrett has served on one of the Bank’s local advisory boards since 1991.

Robert W. Dumas	2001

Chairman of the Board of the Company and the Bank since January 2019; Chief Executive Officer and President of the Company since 2017 and Bank since 2001; Vice Chairman of the Company and the Bank from 2013 until his election as Chairman; President and Chief Lending Officer of the Bank from 1998 to 2001; employed by the Bank since 1984; and Director of East Alabama Medical Center. Mr. Dumas is 65.

Mr. Dumas brings valuable insight and knowledge to the Board as a result of his service as President and CEO of the Company and the Bank. Mr. Dumas currently serves on the Auburn University Board of Trustees, Auburn Research and Technology Board of Directors, Federal Reserve Bank of Atlanta Board of Directors, and Alabama Bankers Association Board of Directors and has held numerous other positions in professional leadership, including his service as President and Chairman of the Alabama Bankers Association and a member of the Auburn University Business Advisory Council. Mr. Dumas brings valuable knowledge from his 40 years of service in the banking industry, including serving as a director of the Bank since 1997.

William F. Ham, Jr.	2004

Former Mayor of City of Auburn from 1998 to 2018; owner of Varsity Enterprises, a company providing coin laundry services, since 1977. Mr. Ham is 65.

Mr. Ham brings a wealth of business-building skills to the Board as a result of his experience as an entrepreneur and as the Mayor of City of Auburn. He also brings valuable knowledge through his service as a director of the Bank since 1993.

David E. Housel	2004

Director of Athletics Emeritus at Auburn University since January 2006; Director of Athletics at Auburn University from 1994 to January 2006; employed by Auburn University since 1970. Mr. Housel is 72.

Mr. Housel brings valuable business, public relations, and strategic planning skills to the Board through his previous experience managing a major collegiate athletic program with numerous employees and supervising multi-million dollar budgets. He also possesses banking knowledge through his service as a director of the Bank since 1997.

Name, Principal Occupation, Business Experience, Age, Directorships and Qualifications	Director Since

Anne M. May	1990

Retired Partner, Machen & McChesney, LLP, from 1983 to 2018. Ms. May is 68.

Ms. May has valuable risk management skills, public accounting knowledge and expertise in compensation and tax compliance as a partner and former managing partner for a local accounting firm. She also possesses extensive banking knowledge through her service as a director of the Bank since 1982.

Amy B. Murphy	2016

Director of Graduate and Online Programs in the School of Accountancy at Auburn University where she has worked since 1994. Ms. Murphy is 60.

Ms. Murphy, a certified public accountant and instructor in the School of Accountancy at Auburn University, brings valuable financial, accounting and risk management expertise to the Board. She also possesses valuable strategic planning skills and management knowledge through her role as Director of Graduate and Online Programs. Ms. Murphy was appointed to the Board of the Company and the Bank in February 2016.

Edward Lee Spencer, III	2004

Director of the Company; former Vice President, Spencer Lumber Company; employed by Spencer Lumber Company from 1973 to 2006. Son of E. L. Spencer, Jr. Edward Lee Spencer, III is 63.

Mr. Edward Lee Spencer, III brings valuable business insights and knowledge as a result of his previous management experience with Spencer Lumber Company, a supplier of building and construction materials. He also brings valuable banking knowledge through his service as a director of the Bank since 1991.

Patricia Wade, M.D.	2016

Physician with Pinnacle Cardiovascular Associates, formerly Auburn Cardiovascular, P.C., in Auburn, Alabama since 2011. She has practiced medicine in the Auburn-Opelika, Alabama area since 1993. Dr. Wade is 63.

As a physician, Dr. Wade brings a unique perspective to the Board of Directors regarding the needs of the local medical community. As a private-practice professional, she offers insight into the small business community. Dr. Wade was appointed to the Board of the Company and the Bank in February 2016.

CORPORATE GOVERNANCE

Board Leadership Structure

The Board of Directors does not have a policy with respect to the separation of the offices of Chairman and the Chief Executive Officer. The Board believes this issue is part of the succession planning process and that it is in the best interests of the Company and our shareholders to retain the flexibility to combine or separate these functions. At this time, the Board believes there are a number of important advantages of combining the positions of Chairman and Chief Executive Officer, including the following:

●

Mr. Dumas with 35 years of experience at the Bank, including 17 years as President and Chief Executive Officer and 6 years as Vice Chairman, has the knowledge, expertise, and experience to understand the opportunities and challenges facing the Company, as well as the leadership and management skills to promote and execute our values and strategy, particularly during the current economic environment;

●	Combining the positions allows Mr. Dumas to lead Board discussions regarding our business and strategy, and provides unified leadership for the Company;

●	Combining the positions creates a firm link between management and the Board and promotes the development and implementation of corporate strategy; and

●	Combining the positions allows timely communication with the Board on critical business matters given the complexity of our business.

The Board also believes that combining the positions of Chairman and Chief Executive Officer would not undermine the independence of the Board. The Company’s Board is comprised of Mr. Dumas and nine other directors. Eight directors satisfy the Nasdaq’s listing standards regarding independence. The Company has established an independent director committee. Anne M. May is currently the chairperson of the committee and therefore is formally identified as the Lead Independent Director. Our corporate governance guidelines provide that the independent directors will meet at least semi-annually in executive session without management present.

The Company believes the foregoing structure, policies and practices, when combined with the Company’s other governance policies and procedures, provide appropriate oversight, discussion and evaluation of decisions and direction from the Board of Directors.

Board’s Role in Risk Oversight

The Board of Directors maintains oversight responsibility of the management of the Company’s risks. A fundamental part of risk management is not only understanding the risks to the Company, and the actions needed to manage those risks, but also determining acceptable levels of risk for the Company. The full Board of Directors reviews with management its process for managing enterprise risk.

While the Board of Directors maintains the ultimate oversight responsibility for risk management, certain of the Board’s committees have been assigned responsibility for risk management oversight of specific areas. These responsibilities include:

•

the Compensation Committee evaluating, with our senior officers, risks posed by our compensation programs and seeking to limit any unnecessary or excessive risks these programs may pose to us, in order to avoid programs that might encourage such risks. The Compensation Committee’s role and its relationship with the Board are more fully described under “Committees of the Board – Compensation Committee”;

•

the Audit and Compliance Committee overseeing risks related to our financial statements, our compliance with legal and regulatory requirements, our financial reporting process and system of internal controls. The Audit and Compliance Committee also evaluates the performance of our independent auditors and our internal auditing department. The Audit Committee periodically meets privately in separate executive sessions with management, our internal audit department, and the independent auditors. The Audit and Compliance Committee’s role and its relationship with the Board are more fully described under “Committees of the Board – Audit and Compliance Committee”; and

•

the Strategic Planning Committee reviewing management and adjusting our risk assessment during the Company’s annual strategic planning process. The Strategic Planning Committee’s role and its relationship with the Board are more fully described under “Committees of the Board – Strategic Planning Committee”.

While each of these committees is responsible for evaluating certain risks and overseeing the management of these risks, the entire Board of Directors is informed through committee reports about such risks. In addition, each of the Company’s directors serves on the Bank’s Board of Directors. We believe that Board committees that report at the Bank level are critical to the Company’s risk management processes. These committees include the Director’s Loan Committee, Asset/Liability Committee, Information Technology/Information Security (“IT/IS”) Steering Committee, Operations and Bank Secrecy Act (“BSA”) Committee. These committees each play a role in monitoring the following risks to the Bank and Company: credit, liquidity, interest rate, operational, reputational, compliance, and information technology and security risks.

Director Nominating Process

The Nominating and Corporate Governance Committee, in consultation with the Chairman of the Board, monitors existing director qualifications and periodically examines the composition of the Company’s Board of Directors and determines whether the Board of Directors would better serve its purposes with the addition of one or more directors. This assessment includes, among other relevant factors, in the context of the perceived needs of the Board at that time, issues of experience, reputation, judgment, diversity and skills.

If the Nominating and Corporate Governance Committee determines that adding a new director is advisable or if a vacancy on the Board arises, the Nominating and Corporate Governance Committee initiates the search, working with other directors, management and, if it deems appropriate or necessary, a search firm retained to assist in the search. The Nominating and Corporate Governance Committee will consider all appropriate candidates proposed by management, directors and shareholders. Information regarding potential candidates is presented to the Nominating and Corporate Governance Committee, which then evaluates the candidates based on the needs of the Board of Directors at that time and the criteria listed above. Potential candidates are evaluated according to the same criteria, regardless of whether the candidate was recommended by the Nominating and Corporate Governance Committee, a shareholder, another director, management or another third party. The Nominating and Corporate Governance Committee then meets to consider the selected candidate(s) and submits the approved candidate(s) to the full Board of Directors for approval and recommendation to the shareholders. Although neither the Board nor the Nominating and Corporate Governance Committee has a formal policy with regard to the consideration of diversity in identifying director nominees, the director nomination process is designed to ensure that the Board considers members with diverse backgrounds, including race, ethnicity, gender, education, skills and experience, with a focus on appropriate financial and other expertise relevant to the company’s business, and also considers issues of judgment, conflicts of interest, integrity, ethics and commitment to the goal of maximizing shareholder value. The goal of this process is to assemble a group of directors with deep, varied experience, sound judgment and commitment to the company’s success.

Subject to the requirements of the Company’s Certificate of Incorporation and Amended and Restated Bylaws, as well as any requirements of law or regulation, any shareholder entitled to vote for the election of directors may recommend a director nominee. Advance notice of such proposed nomination must be received by the Secretary of the Company not less than 21 days nor more than 60 days prior to any meeting of the shareholders called for the election of directors. Nominations should be submitted in writing to the Secretary of the Company specifying the nominee’s name and other required information set forth in the Company’s Bylaws. In 2018, there were no shareholder recommendations received, and no third party search firms were used to identify director candidates.

Shareholder Communications

Shareholders who wish to communicate with the Board, or any individual director or group of directors, may do so by sending written communications addressed to: Board of Directors of Auburn National Bancorporation, Inc., c/o C. Wayne Alderman, Secretary, Auburn National Bancorporation, Inc., 100 N. Gay Street, P.O. Box 3110, Auburn, Alabama, 36831-3110. All information will be compiled by the Secretary of the Company and submitted to the Board of Directors or each applicable director at the next regular meeting of the Board of Directors.

Meetings of the Board of Directors

The Boards of Directors of the Company and the Bank, as well as the committees of the Company’s and Bank’s Boards of Directors, generally hold meetings in tandem. The Company’s Board of Directors held 12 meetings during 2018. All directors attended at least 75% of the aggregate of all meetings of the Company’s Board of Directors and each committee on which they served. All of the Company’s directors are encouraged to attend the Company’s annual meetings of shareholders. All of the Company’s directors attended the 2018 Annual Meeting of Shareholders.

Committees of the Board of Directors

In accordance with the Company’s Corporate Governance Guidelines or Bylaws, the Company’s Board has established the committees described below. As of April 12, 2019, the members of each committee are identified below:

Director Name	Audit & Compliance	Compensation	Nominating & Corporate Governance	Independent Directors	Executive	Strategic Planning	Property

Alderman	✓			✓	✓	✓

Andrus	✓(C)	✓	✓(C)	✓		✓

Barrett	✓	✓	✓	✓			✓

Dumas					✓(C)	✓(C)	✓(C)

Ham, Jr.	✓			✓			✓

Housel	✓	✓		✓		✓

May		✓(C)	✓	✓(C)	✓	✓	✓

Murphy	✓			✓

Spencer, III							✓

Wade, M.D.		✓		✓

(C) Chairman

Audit and Compliance Committee.    The Audit and Compliance Committee (“Audit Committee”) has the responsibilities set forth in the Audit Committee Charter, including reviewing the Company’s financial statements, evaluating internal accounting controls, reviewing reports of regulatory authorities and determining that all audits and examinations required by law are performed. It appoints independent auditors, reviews and approves their audit plan and reviews with the independent auditors the results of the audit and management’s response thereto. The Audit Committee also reviews the adequacy of the internal audit budget and personnel, the internal audit plan and schedule, and results of audits performed by the internal audit staff. The Audit Committee is responsible for overseeing the entire audit function and appraising the effectiveness of internal and external audit efforts. All members of the Audit Committee are “independent directors,” as defined in the Nasdaq listing standards, and meet the independence criteria set forth in SEC Rule 10A-3(b)(1) and the financial literacy requirements of the Nasdaq listing standards and SEC regulations. This committee held thirteen meetings in 2018. The Board of Directors has determined that C. Wayne Alderman and Terry W. Andrus, members of the Audit Committee, are “audit committee financial experts,” as defined by SEC rules.

Compensation Committee.    Pursuant to the Compensation Committee Charter, the Compensation Committee is authorized to review, recommend and approve the compensation of the Chief Executive Officer, other executive officers and other key employees of the Company and the Bank; to evaluate the Company’s incentive compensation plans, including any equity compensation plans; and to select, interview and make hiring recommendations to the Board for the Chief Executive Officer position. In addition, the Committee approves changes to any Company personnel policy manuals or handbooks, and annually evaluates director compensation. Although it has not done so, the Compensation Committee may delegate authority to subcommittees consisting of one or more members, as it deems appropriate. Although it has not done so during 2018, the Compensation Committee may engage its own legal counsel and compensation consultants, funded by the Company. All members of the Compensation Committee are “independent directors” as defined in the Nasdaq listing standards. This committee held two meetings in 2018.

Nominating and Corporate Governance Committee.    The purpose of the Nominating and Corporate Governance Committee is to identify individuals qualified to become members of the Company’s Board of Directors and recommend to the Board the director nominees for the next annual meeting of shareholders. This committee also takes a leadership role in shaping corporate governance policies and practices of the Company. The responsibilities and duties of the Nominating and Corporate Governance Committee are more fully set out in the Nominating and Corporate Governance Committee Charter. All members of the Nominating and Corporate Governance Committee are “independent directors” as defined in the Nasdaq listing standards. The Nominating and Corporate Governance Committee held one meeting in 2018.

Independent Directors Committee.    The Independent Directors Committee was formed to meet Nasdaq listing standards, which require that the Company’s independent directors meet separately from the other directors in regularly scheduled executive sessions at least twice annually, and at such other times as may be deemed appropriate by the Company’s independent directors. Nasdaq listing standards also require that a majority of the Company’s directors be “independent directors.” The Board has affirmatively determined that all members of the Independent Directors Committee are independent directors. The Company’s Board of Directors has appointed Anne M. May to serve as the Board’s Lead Independent Director. This committee held two meetings in 2018.

Executive Committee.    The Company’s Executive Committee is authorized to act in the absence of the Board of Directors on certain matters that require Board approval. This committee held one meeting during 2018.

Strategic Planning Committee.    The Strategic Planning Committee evaluates potential acquisitions and the Company’s long range goals and oversees the process and risk assessment used for the officers’ and directors’ strategic planning sessions. This committee held two meeting in 2018.

Property Committee.    The Property Committee evaluates potential properties for expansion or branching activities. This committee held two meetings during 2018.

The Board of Directors has adopted a Code of Conduct and Ethics applicable to the Company’s directors, officers and employees, including the Company’s principal executive officer, principal financial officer, principal accounting officer and other senior financial officers. The Code of Conduct and Ethics, as well as the charters for the Audit Committee, Compensation Committee, and the Nominating and Corporate Governance Committee, can be found by hovering over the heading “About Us” on the Company’s website, www.auburnbank.com, and then clicking on “Investor Relations”, and then clicking on “Governance Documents”. In addition, this information is available in print to any shareholder who requests it. Written requests for a copy of the Company’s Code of Conduct or the Audit Committee, Compensation Committee, or Nominating and Corporate Governance Committee charters may be sent to Auburn National Bancorporation, Inc., 100 N. Gay Street, Auburn, Alabama 36830, Attention: Marla Kickliter, Senior Vice President of Compliance and Internal Audit. Requests may also be made via telephone by contacting Ms. Kickliter or Laura Carrington, Vice President of Human Resources, at (334) 821-9200. As additional corporate governance standards are adopted, they will be disclosed on an ongoing basis on the Company’s website.

Board Compensation

In 2018, the Chairman received $2,000 and each director received $1,000, respectively, for each Board meeting attended, which will be the same for 2019. Generally, the Board of Directors of the Company and the Bank meet on the same day, and in such cases, a fee is paid for one board meeting only. In addition, members of the Audit Committee and the Compensation Committee of the Company, which also serve as the members of the Audit Committee and the Compensation Committee of the Bank, respectively, receive an additional fee of $250 for each committee meeting, while each Chairman of these committees receives $500 per meeting. Members of the Bank’s Loan Committee, Asset/Liability Committee and IT/IS Steering Committee receive $250 for each committee meeting, while each Chairman of these committees receives $500 per meeting. The Company’s and the Bank’s directors may receive year-end cash bonuses based upon the Company’s financial performance. In 2018, aggregate fees paid to Company and Bank Directors, including cash bonuses, totaled approximately $255,750. The compensation of directors may be changed from time to time by the Board of Directors upon recommendation of the Compensation Committee, without shareholder approval.

The following table provides information concerning the compensation of the Company’s non-employee directors for 2018. Compensation paid to Robert W. Dumas for his service as director is reported in the Summary Compensation Table on page 14.

Name	Fees Earned or Paid in Cash	Non-equity Incentive Plan Compensation(1)	Total
C. Wayne Alderman	$34,750	$3,650	$38,400
Terry W. Andrus	16,750	3,650	20,400
J. Tutt Barrett	26,250	3,650	29,900
William F. Ham, Jr.	21,750	3,650	25,400
David E. Housel	16,000	3,650	19,650
Anne M. May	17,250	3,650	20,900
Amy B. Murphy	13,000	3,650	16,650
Edward Lee Spencer, III	21,000	3,650	24,650
Patricia Wade, M.D.	10,500	3,650	14,150

(1)	Amounts represent cash bonuses paid to the Company’s directors.

PROPOSAL #2 – ADVISORY VOTE ON EXECUTIVE COMPENSATION

The purpose of the Company’s compensation policies and procedures is to attract and retain experienced, highly qualified executives to promote our long-term success and shareholder value. The Board believes our compensation policies and procedures achieve this objective, and therefore recommend shareholders vote “FOR” the say-on-pay proposal through approval of the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in the Company’s Proxy Statement for the 2019 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and any related material disclosed in the Proxy Statement, is hereby APPROVED.”

This say-on-pay proposal gives you as a shareholder the opportunity to endorse or not endorse the compensation we pay to our named executive officers (identified below) by voting to approve or not approve such compensation as described in this Proxy Statement. This vote is advisory, which means that it is not binding on the Company, the Board or the Compensation Committee. However, the Board and the Compensation Committee will consider the outcome of the vote when considering future executive compensation arrangements.

We have included this proposal in our Proxy Statement pursuant to the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the “Dodd-Frank Act”, and Section 14A of the Securities Exchange Act of 1934.

In last year’s Proxy Statement for the 2018 Annual Meeting, a similar advisory vote was requested by the Company. The results of last year’s vote were as follows:

	2018 Vote Count	Percent

For	2,035,773	99%
Against	9,980	*
Abstain	15,769	1%

	2,061,522	100%

*	Less than 0.5%

The vote on this resolution is not intended to address any specific element of compensation, but rather relates to the overall compensation of our named executive officers, as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. We encourage you to closely review the information we have provided under the caption “Executive Compensation” below.

The Board recommends you vote “FOR” the approval of this Resolution related to the compensation of the Company’s named executive officers.

PROPOSAL #3 – FREQUENCY OF ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Act provides that shareholders must be given the opportunity to vote, on a non-binding, advisory basis, for their preference as to how frequently the Company should seek future advisory votes on the compensation of the named executive officers as disclosed in accordance with the compensation disclosure rules of the Securities and Exchange Commission. By voting with respect to this say-on-frequency proposal, shareholders may indicate whether they would prefer that we conduct future say-on-pay votes once every one, two, or three years. Shareholders also may, if they wish, abstain from casting a vote on this proposal.

Our Board has determined that an annual say-on-pay advisory vote will allow our shareholders to provide timely, direct input on the Company’s executive compensation philosophy, policies and practices as disclosed in the proxy statement each year.

The Company recognizes that the shareholders may have different views as to the best approach for the Company, and therefore we look forward to hearing from our shareholders as to their preferences on the frequency of a say-on-pay vote.

This vote is advisory and not binding on the Company or our Board in any way. The Board and the Compensation Committee will take into account the outcome of the vote, however, when considering the frequency of future say-on-pay votes. The Board may decide that it is in the best interests of our shareholders and the Company to hold an advisory vote on executive compensation more or less frequently than the frequency receiving the most votes cast by our shareholders.

Shareholders may cast a vote on the preferred voting frequency by selecting the option of one year, two years, or three years (or abstain) when voting in response to the resolution set forth below.

“RESOLVED, that the shareholders determine, on an advisory basis, whether the preferred frequency of an advisory vote on the executive compensation of the Company’s named executive officers as set forth in the Company’s proxy statement should be every year, every two years, or every three years.”

The proxy card provides shareholders with the opportunity to choose among four options (holding the vote every one, two or three years, or abstaining) and, therefore, shareholders will not be voting to approve or disapprove the recommendation of the Board.

We have included this proposal in our Proxy Statement pursuant to the requirements of the Dodd-Frank Act and Section 14A of the Securities Exchange Act of 1934.

The Board recommends you vote “FOR” the option of once every year as the preferred frequency of future advisory votes to approve the compensation of the Company’s named executive officers.

EXECUTIVE OFFICERS

Executive officers of the Company and the Bank generally are appointed annually at a meeting of the respective Boards of Directors of the Company and the Bank in January to serve for one-year terms and until successors are chosen and qualified. In addition to Mr. Dumas, whose information is included under “Proposal One – Election of Directors,” our other executive officers are:

Name	Information About Executive Officers

Terrell E. Bishop	City President, Valley Branch since 2011 and Senior Vice President of the Bank since 1991. Mr. Bishop is 82.

Kris W. Blackmon	Vice President and Chief Investment Officer of the Bank since 2007; various other positions with the Bank since 2001. Mr. Blackmon is 48.

James E. Dulaney

Senior Vice President, Bent Creek Branch (Business Development & Commercial/Consumer Lending) since 2010; formerly Senior Vice President (Business Development/Marketing) of the Bank since 2004; various other positions with the Bank since 1993. Mr. Dulaney is 60.

David A. Hedges

Executive Vice President and Chief Financial Officer of the Company and the Bank since December 2015; formerly Senior Vice President, Controller and Chief Financial Officer of the Company and the Bank since 2014; various other positions with the Company and Bank since 2006. Mr. Hedges is 40.

W. Thomas Johnson

Senior Vice President (Commercial and Consumer Lending) and Senior Lending Officer of the Bank since 2001; formerly Vice President (Commercial and Consumer Lending) of the Bank since 1999. Mr. Johnson is 71.

Marla L. Kickliter

Senior Vice President of Compliance/Internal Audit of the Bank since 2007; formerly Vice President of Compliance/Internal Audit since 2005; various other positions with the Bank since 2001. Ms. Kickliter is 49.

Name	Information About Executive Officers

Shannon S. O’Donnell	Chief Risk Officer since April 2014 and Senior Vice President of Credit Administration since 2007; formerly Vice President of Credit Administration since 2001. Ms. O’Donnell is 49.

Jerome B. Siegel	Senior Vice President and Chief Technology Officer since 2008, formerly Vice President and Chief Technology Officer since 2002. Mr. Siegel is 55.

C. Eddie Smith, Jr.

City President, Opelika Branch and Senior Vice President of the Bank since 2003; Senior Vice President (Commercial and Consumer Lending) of the Bank since 2001; formerly Vice President (Commercial and Consumer Lending) of the Bank since 1999. Mr. Smith is 62.

Robert L. Smith, Jr.	Senior Vice President of the Bank and Chief Lending Officer since April 2014; Vice President (Commercial and Consumer Lending) of the Bank since 2001; Mr. Smith is 50.

W. James Walker, IV	Senior Vice President and Chief Accounting Officer of the Company and the Bank since December 2015; formerly an audit partner with a regional public accounting firm since 2006. Mr. Walker is 50.

J. Michael King	Senior Vice President (Mortgage Lending Division) of the Bank; formerly with Alabama Housing Finance Authority since 1988. Mr. King is 62.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table provides information concerning the compensation of our named executive officers for 2018 and 2017.

Name and Principal Position	Year	Salary	Bonus (1)	All Other Compensation (2)	Total

Robert W. Dumas President and Chief Executive Officer of the Company and Chairman and Director of the Bank and the Company	2018 2017	$309,920 299,963	$71,887 71,887	$41,696 41,416	$423,503 413,266

David A. Hedges (3) Executive Vice President and Chief Financial Officer of the Bank and the Company	2018 2017	204,970 199,206	21,000 21,000	13,612 12,898	239,582 233,104

J. Michael King (3) (4) (5)	2018	225,000	100,000	7,177	332,177
Senior Vice President of the Bank	2017	75,000	—	2,876	77,876

(1)	Represents cash incentive awards paid to the Company’s executive officers.

(2)	For 2018, includes compensation as described under “All Other Compensation” below.

(3)	Considered the two most highly compensated executive officers other than the principal executive officer.

(4)

Mr. King and the Bank are parties to an agreement, dated July 24, 2017, providing Mr. King with a cash retention bonus of $200,000 payable in two equal $100,000 installments. The first installment was paid to Mr. King on the first anniversary of the date of his hire, September 1, 2018. The second installment will be payable to Mr. King on the second anniversary of his hire, September 1, 2019.

(5)	For 2017, Mr. King’s compensation reflects less than a full year’s employment. Mr. King was hired on September 1, 2017.

All Other Compensation

The following table provides information regarding each component of compensation included in the All Other Compensation column for 2018 of the Summary Compensation Table above.

Name	Insurance Premiums	Company Contributions to Retirement and 401(k) Plans	Total Compensation as Director (1)	Total

Robert W. Dumas	$7,323	$6,973	$27,400	$41,696

David A. Hedges	7,463	6,149	—	13,612

J. Michael King	7,177	—	—	7,177

(1) Represents fees earned as an employee director of the Bank and Company, including cash bonuses paid for service as a director.

2018 Grants of Plan-Based Awards

The Company did not grant any equity or non-equity incentive plan awards in 2018.

2018 Option Exercises and Stock Vested

There were no stock options exercised or stock awards vested in 2018.

Outstanding Equity Awards at December 31, 2018

There were no unexercised options, unvested stock, and equity incentive plan awards for named executive officers outstanding as of December 31, 2018.

Pension Benefits and Nonqualified Deferred Compensation

The Company does not offer any pension or nonqualified deferred compensation benefits to its named executive officers.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

The Company does not have any severance or change in control agreements with any of its named executive officers.

STOCK OWNERSHIP BY CERTAIN PERSONS

The following table sets forth the number and the percentage of shares of the Company’s Common Stock that were beneficially owned, as of the Record Date, by (1) each of our directors and each of our named executive officers, (2) all of our directors and executive officers as a group, and (3) each person known to us to beneficially own more than 5% of any class of our voting common stock. Other than as set forth below, no “persons” (as that term is defined by the SEC) are known by the Company to be the beneficial owners of more than 5% of the Common Stock, the Company’s only class of voting securities, as of the Record Date.

Name of Beneficial Owner (1)	Number of Shares (2)	Percent of Class
All Directors and Named Executive Officers:

C. Wayne Alderman	5,116	*

Terry W. Andrus (3)	3,395	*

J. Tutt Barrett (4)	6,949	*

Robert W. Dumas	39,119	1.09%

William F. Ham, Jr. (5) (6)	3,995	*

David E. Housel	5,103	*

Anne M. May	33,311	*

Amy B. Murphy	100	*

Edward Lee Spencer, III (7)	9,576	*

Terrell E. Bishop	42,205	1.18%

David A. Hedges	200	*

All Directors and Executive Officers as a Group (20 persons)	162,365	4.53%

Persons known to Company who own more than 5% of outstanding shares of Company Common Stock:

E. L. Spencer, Jr. (8) (9) (10) P. O. Box 3288 Auburn, AL 36831	744,316	20.78%

Emil F. Wright, Jr. (11) (12) (13) (14) 500 Brookwood Drive Auburn, AL 36830	394,884	11.03%

*	Less than 1%

(1)	Unless specified below, each director’s and named executive officer’s business address is c/o AuburnBank, 100 N. Gay Street, Auburn, Alabama 36830.

(2)

Information relating to beneficial ownership of Common Stock by directors is based upon information furnished by each person using “beneficial ownership” concepts set forth in rules of the SEC under the Securities Exchange Act of 1934, as amended. Under such rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under such rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may disclaim any beneficial ownership. Accordingly, directors and named executive officers may be named as beneficial owners of shares as to which they may disclaim any beneficial interest. Except as indicated in other notes to this table describing special relationships with other persons and specifying shared voting or investment power, directors and named executive officers possess sole voting and investment power with respect to all shares of Common Stock set forth opposite their names.

(3)	Includes 3,292 shares held by Mr. Andrus that were pledged as collateral for a loan from the Bank.

(4)	Includes 2,233 shares held by Mr. Barrett that were pledged as collateral for a loan from the Bank.

(5)	Includes 300 shares held by Mr. Ham’s wife, as to which Mr. Ham may be deemed to have shared voting and investment power.

(6)	Includes 2,532 shares held by Mr. Ham that were pledged as collateral for a loan from the Bank.

(7)

Includes 3,960 shares held by Spencer LLC, a company in which Mr. Edward Lee Spencer, III is a partner, as to which Mr. Edward Lee Spencer, III may be deemed to have shared voting and investment power, and as to which Mr. Edward Lee Spencer, III disclaims beneficial ownership of 2,640 shares.

(8)	Includes 18,950 shares held by Mr. E.L. Spencer, Jr.’s wife, as to which Mr. E.L. Spencer, Jr. may be deemed to have shared voting and investment power.

(9)	Includes 5,703 shares held by the Edward L. Spencer, Jr. Foundation.

(10)	Includes 47,882 shares held by the E.L. Spencer, Jr. 2008 Revocable Trust.

(11)	Includes 58,978 shares held by Dr. Wright’s wife, as to which Dr. Wright may be deemed to have shared voting and investment power.

(12)	Includes 59,500 shares held by Ferrocene, LP whose general partners are Dr. Wright and his wife, and limited partners include Dr. and Mrs. Wright’s two children and their two grandchildren.

(13)	Includes 1,000 shares held by Comitas Foundation, Inc.

(14)	Information regarding the shares beneficially owned by Dr. Wright was acquired from Dr. Wright’s Form 4, filed October 19, 2017.

CERTAIN TRANSACTIONS AND BUSINESS RELATIONSHIPS

Various Company and Bank directors, officers, and their affiliates, including corporations and firms of which they are directors or officers or in which they and/or their families have an ownership interest, are customers of the Company and the Bank. These persons, corporations, and firms have had transactions in the ordinary course of business with the Company and the Bank, including borrowings, all of which, in the opinion of management, were on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unaffiliated persons and did not involve more than the normal risk of collectability or present other unfavorable features. Such transactions are subject to review and approval as and to the extent provided in our Audit Committee Charter. The Company and the Bank expect to have such transactions, under similar conditions, with their directors, officers, and affiliates in the future.

Regulation O requires loans made to executive officers and directors to be made on substantially the same terms, including interest rates and collateral, and following credit-underwriting procedures, that are no less stringent than those prevailing at the time for comparable transactions by the Bank with other persons. Such loans also may not involve more than the normal risk of repayment or present other unfavorable features. Additionally, no event of default may have occurred (that is, such loans are not disclosed as non-accrual, past due, restructured, or potential problems). Pursuant to Regulation O, the Board of Directors must review any loan to a director or his or her related interests that has become criticized in order to determine the impact that such classification has on the director’s independence. In addition, the Audit Committee Charter provides that the Audit Committee will review and approve all related-party transactions. This includes a review of the Company’s compliance with applicable banking laws, including, without limitation, those banking laws and regulations concerning loans to insiders.

None of the directors or executive officers of the Company, owners of 5% or more of the Company’s outstanding stock, or their immediate family members, had direct or indirect interest in any transaction involving the Company during 2018 or 2017, served as an executive officer of, or owns, or during 2018 or 2017 owned, of record or beneficially, greater than 10% equity interest in any business or professional entity that has made or received during 2018 or 2017, or proposes to make or receive during 2019, payments to or from the Company or the Bank for property or services in excess of the lesser of $120,000 or 1% of the Company’s average total assets at year end for the last two completed fiscal years.

SECTION 16(A) BENEFICIAL OWNERSHIP

REPORTING COMPLIANCE

The Company is subject to Section 16(a) of the Securities Exchange Act of 1934, as amended, which requires the Company’s officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, Directors and greater-than-10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of Forms 3, 4 and 5 furnished to the Company during and with respect to 2018, or written representations that no Forms 5 were required, the Company believes that all Section 16(a) filing requirements applicable to the Company’s and the Bank’s officers, directors and greater-than-10% beneficial owners were complied with during 2018.

AUDIT COMMITTEE REPORT

Management is responsible for the Company’s internal controls and the financial reporting process. The Company’s independent accountants are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes. In this context, we have met and held discussions with management and the independent accountants. We have reviewed and discussed the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2018, with management and the independent accountants. This review included discussions with the Company’s independent accountants of matters required to be discussed by PCAOB’s AS 1301, Communications with Audit Committees.

The Company’s independent accountants also provided to us the written disclosures and the letter required by Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, and we discussed with the independent accountants that firm’s independence.

Based upon our discussions with management and the independent accountants and our review of the representation of management and the report of the independent accountants to the Audit Committee, we recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018.

Terry W. Andrus
C. Wayne Alderman
J. Tutt Barrett
William F. Ham, Jr.
David E. Housel
Amy B. Murphy

INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee of the Board of the Company has approved the appointment of Elliott Davis LLC (“Elliott Davis”) to serve as the Company’s independent registered public accounting firm for the Company for the year ending December 31, 2018. The Audit Committee considered the background, expertise and experience of the audit team assigned to the Company and various other relevant matters, including the proposed fees for audit services. A representative of Elliott Davis will be present at the Meeting and will be given the opportunity to make a statement on behalf of the firm, and will also be available to respond to appropriate questions from shareholders.

Independent Public Accountants’ Fees

The fees billed by the Company’s independent registered public accounting firm relating to the 2018 and 2017 fiscal years were as follows:

	2018	2017

Audit Fees (1)	$176,500	$174,600
Audit-Related Fees (2)	15,250	—
Tax Fees	—	—
All Other Fees	—	—

Total	191,750	174,600

(1)

Includes the aggregate fees billed by Elliott Davis for professional services rendered for the audit of the Company’s annual financial statements, audit of the Company’s internal control over financial reporting, and review of unaudited financial statements included in the Company’s Forms 10-Q filed during fiscal years 2018 and 2017.

(2)

Includes the aggregate fees billed by Elliott Davis for professional services rendered for certain agreed upon procedures and other audit and attestation reports related to compliance matters during fiscal years 2018 and 2017.

Audit Committee Review

The Company’s Audit Committee has reviewed the services rendered and the fees billed by Elliott Davis for the fiscal year ended December 31, 2018. The Audit Committee has determined that the services rendered and the fees billed last year that were not related to the audit of the Company’s financial statements are compatible with the independence of Elliott Davis as the Company’s independent accountants.

Audit Committee Pre-Approval Policy

Under the Audit Committee’s Charter and its pre-approval policy, the Audit Committee is required to approve in advance the terms of all audit services provided to the Company as well as all permissible audit related and non-audit services to be provided by the independent public accountants. Unless a service to be provided by the independent public accountants has received approval under the pre-approval policy, it will require specific approval by the Audit Committee. The pre-approval policy is detailed as to the particular services to be provided, and the Audit Committee is to be informed about each service provided. The approval of non-audit services may be performed by the Chairman of the Committee and reported to the full Audit Committee at its next meeting, but may not be performed by the Company’s management. The term of any pre-approval is twelve months, unless the Audit Committee specifically provides for a different period.

The Audit Committee will approve the annual audit engagement terms and fees prior to the commencement of any audit work other than that necessary for the independent public accountant to prepare the proposed audit approach, scope and fee estimates. In addition to the annual audit work, the independent public accountants may perform certain other audit related or non-audit services that are pre-approved by the Audit Committee and are not prohibited by regulatory or other professional requirements. Engagements for the annual audit and recurring tax return preparation engagements shall be reviewed and approved annually by the Audit Committee based on the agreed upon engagement terms, conditions and fees. The nature and dollar value of services provided under these engagements shall be reviewed by the Audit Committee to approve changes in terms, conditions and fees resulting from changes in audit scope, Company structure, exchange rates or other items, if any.

In the event audit-related or non-audit services that are pre-approved under the pre-approval policy have an estimated cost in excess of certain dollar thresholds, these services will require specific approval by the Audit Committee or by the Chairman of the Audit Committee. Any proposed engagement must be approved in advance by the Audit Committee or by the Chairman of the Audit Committee applying the principles set forth in the pre-approval policy, prior to the commencement of the engagement. In determining the approval of services by the independent public accountants, the Audit Committee evaluates each service to determine whether the performance of such service would: (a) impair the public accountant’s independence; (b) create a mutual or conflicting interest between the public accountant and the Company; (c) place the public accountant in the position of auditing his or her own work; (d) result in the public accountant acting as management or an employee of the Company; or (e) place the public accountant in a position of being an advocate for the Company. In no event are monetary limits the only basis for the pre-approval of services.

All of the services provided by Elliott Davis during 2018 and described above under the caption “Audit Fees” and “Audit-Related Fees” were pre-approved by the Company’s Audit Committee pursuant to SEC Regulation S-X, Rule 2-01(c)(7)(i).

AVAILABILITY OF ANNUAL REPORT

Copies of the Company’s 2018 Annual Report to Shareholders have been provided to each shareholder. The Annual Report can also be found by clicking the heading “About Us” on the Company’s website, www.auburnbank.com and then clicking on “Investor Relations.” Upon the written request of any person whose Proxy is solicited by this Proxy Statement, the Company will furnish to such person without charge (other than for exhibits) a copy of the Annual Report, including financial statements and schedules thereto, as filed with the SEC. Such requests should be directed to Marcia Otwell, Shareholder Relations, Auburn National Bancorporation, Inc., P.O. Box 3110, Auburn, Alabama, 36831-3110.

SHAREHOLDER PROPOSALS FOR 2020 ANNUAL MEETING

Proposals of shareholders intended to be presented at the Company’s 2020 Annual Meeting of Shareholders must be received by the Company on or before December 6, 2019, in order to be eligible for inclusion in the Company’s proxy statement and form of proxy for that meeting. In addition, regarding any shareholder proposal that is not submitted for inclusion in the proxy statement and form of proxy relating to the 2020 Annual Meeting of Shareholders, but is instead sought to be presented directly to the shareholders at the 2020 Annual Meeting, management will be able to vote proxies in its discretion if either (i) the Company does not receive notice of the proposal before the close of business on February 19, 2020, or (ii) the Company receives notice of the proposal before the close of business on February 19, 2020, and advises shareholders in the proxy statement for the 2020 Annual Meeting about the nature of the proposal and how management intends to vote on the proposal, unless the shareholder notifies the Company by February 19, 2020, that it intends to deliver a proxy statement with respect to such proposal and thereafter takes the necessary steps to do so.

OTHER MATTERS

The Company knows of no other matters to be brought before the Meeting. However, if any other proper matter is presented, the persons named in the enclosed form of Proxy intend to vote the Proxy in accordance with their judgment of what is in the best interest of the Company.

By Order of the Board of Directors

/s/ Robert W. Dumas
Robert W. Dumas
Chairman of the Board,
President and Chief Executive Officer

April 12, 2019

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

Your vote matters – here’s how to vote!
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Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed, FOR Proposal 2, and for a shareholder vote EVERY ONE YEAR in Proposal 3.

1. Election of Directors:

01 - C. Wayne Alderman	02 - Terry W. Andrus	03 - J. Tutt Barrett
04 - Robert W. Dumas	05 - William F. Ham, Jr.	06 - David E. Housel
07 - Anne M. May	08 - Amy B. Murphy	09 – Edward Lee Spencer, III
10 – Patricia Wade, M.D.

☐	Mark here to vote FOR all nominees	☐	Mark here to WITHHOLD vote from all nominees

		01	02	03	04	05	06	07	08	09	10
☐	For All EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right.	☐	☐	☐	☐	☐	☐	☐	☐	☐	☐

	For	Against	Abstain		Every 1 Year	Every 2 Years	Every 3 Years	Abstain
2. To approve the compensation of the Company’s named executive officers.	☐	☐	☐	3. To recommend the frequency of the shareholder votes to approve the compensation of the Company’s named executive officers.	☐	☐	☐	☐

4.  The Proxies are authorized to vote upon such other business as may properly come before the Meeting, or any adjournments of the meeting, in accordance with the determination of a majority of the Company’s Board of Directors.

B	Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below

When shares are held by joint tenants, both should sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.
/ /

1 U P X

031A3B

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

REVOCABLE PROXY – AUBURN NATIONAL BANCORPORATION, INC.

2019 ANNUAL MEETING OF SHAREHOLDERS May 14, 2019

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

KNOW BY ALL MEN BY THESE PRESENTS, that the undersigned shareholder of Auburn National Bancorporation, Inc., Auburn, Alabama (the “Company”), hereby revoking any proxy heretofore given, does hereby nominate, constitute, and appoint Robert W. Dumas, and Terry W. Andrus or either one of them, the true and lawful attorneys and proxies of the undersigned, with full power of substitution, for the undersigned and in the undersigned’s name, place, and stead, to vote all of the shares of common stock of the Company standing in the undersigned’s name, on its books on March 15, 2019, and that the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held at the AuburnBank Center, 132 N Gay Street, Auburn, Alabama at 3:00 p.m. local time, on Tuesday, May 14, 2019, and at any adjournments thereof (the “Meeting”), with all the powers the undersigned would possess if personally present as follows:

The proxy will be voted as directed by the undersigned shareholder. Unless contrary direction is given, this proxy will be voted FOR the election of the nominees listed in Proposal 1, FOR approval of the compensation of the Company’s named executive officers, for a shareholder vote EVERY ONE YEAR to approve the compensation of the Company’s named executive officers, and in accordance with the determination of a majority of the Board of Directors as to any other matters. The undersigned shareholder may revoke this proxy at any time before it is voted by delivering to the Secretary of the Company either a written revocation of the proxy or a duly executed proxy bearing a later date, or by appearing at the Meeting and voting in person. The undersigned shareholder hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 14, 2019 FOR AUBURN NATIONAL BANCORPORATION, INC. THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.AUBNPROXY.COM. *PROXY STATEMENT *ANNUAL REPORT

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE

C	Non-Voting Items

Change of Address – Please print new address below.	Meeting Attendance
	Mark box to the right if you plan to attend the Annual Meeting.	☐